Listing Report:Supplement No. 9 dated May 23, 2011 to Prospectus dated May 17, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated May 17, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated May 17, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 498645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$219.91

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-2004	Debt/Income ratio:	22%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	10y 7m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,150	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	Ecapspace	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	660-679 (Oct-2009) 620-639 (Jun-2008)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	31
Description
2nd Prosper Loan
Purpose of loan: Debt Consolidation
This loan will be used to...
Continuing to consolidate debt and improve financial situation.
My financial situation:
I am a good candidate for this loan because...
This will be my second Prosper loan. First loan was paid in full using automatic payments with a perfect payment history. This loan will be handled in exactly the same way. I have zero late payments, defaults, or black marks on my credit report and I intend to keep it that way! Only issue with my credit report is high utilization percentage. I will be paying off some higher interest rate cards and this will result in a net decrease of my monthly expenses which will be used to pay off other debt faster. I am continuing towards my goal of being 100% debt free, except for mortgage, in four years time. This loan will help me progress towards that goal.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1988	Debt/Income ratio:	19%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$669	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	a-intrepid-moola	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
g1g1g1g1
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3500 ( commissioned)
Monthly expenses: $250 ( expenses for kids)
Housing: $0 ( husband pays)
Insurance: $187
Car expenses: $328.00
Utilities: $150
Phone, cable, internet: $50.00
Food, entertainment: $150
Clothing, household expenses: $50
Credit cards and other loans: $25
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$322.47

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1982	Debt/Income ratio:	27%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	7 / 5	Length of status:	21y 6m
Amount delinquent:	$355	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,876	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	consolidationhelp	Borrower's state:	Michigan	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	28 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	640-659 (Aug-2007)
Principal balance:	$0.03	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
Joy
Purpose of loan: debt consolidation
This loan will be used to...pay off exisiting loans.

My financial situation: fair
I am a good candidate for this loan because...I paid off my first prosper loan on time for every payment and also earlier than needed.

Monthly net income: $ 2200
Monthly expenses: $1138.00
Housing: $1150.00 paid by spouse
Insurance: $ 158.65
Car expenses: $ 557.00
Utilities: $ paid by spouse
Phone, cable, internet: $ 99.00 paid by spouse
Food, entertainment: $ 200.00 1/2 paid by spouse
Clothing, household expenses: $ 100.00
Credit cards and other loans: $ 217.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1994	Debt/Income ratio:	19%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	11y 5m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,451	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Bankcard utilization:	100%
		Homeownership:	No
Screen name:	professional-power0	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal needs loan
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3700
Monthly expenses: $1000
Housing: $600
Insurance: $125
Car expenses: $100
Utilities: $125Phone, cable, internet: $200
Food, entertainment: $100
Clothing, household expenses: $50
Credit cards and other loans: $360
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507937
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Nov-1995	Debt/Income ratio:	52%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 8	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,418	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	unafraid-loyalty5	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loyalty5
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2700
Monthly expenses: $1702
Housing: $600
Insurance: $30
Car expenses: $300
Utilities: $150
Phone, cable, internet: $110
Food, entertainment: $200
Clothing, household expenses: $0
Credit cards and other loans: $312
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-1999	Debt/Income ratio:	22%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	11	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,983	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	courteous-finance1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off hospital bills
I need this loan to pay off a hosiptal bill that i've aquired. My insurance company didn't pay for them so now I'm left holding the bill.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$326.56

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1986	Debt/Income ratio:	52%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 8	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,713	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	justice-huckleberry1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
backontrack
Purpose of loan:
This loan will be used to...pay off revolving credit.

My financial situation:
I am a good candidate for this loan because...I've had a long history of good credit. Times were hard for me in the past eight years with three family members passing. I come from a family where relatives take care of one another and I did just that. Of course, this has effected my finances but I would have not changed what obligations at the time. I consider myself a hard worker and would like to pay fir my own debts. My current job pays $8000-$10000 less from my prior job. I have run out of local resources. Thank you in advance.

Monthly net income: $2400
Monthly expenses: $200
Housing: $500
Insurance: $
Car expenses: $200
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.95%
Term:	36 months

Lender yield:	7.99%	Borrower rate/APR:	8.99% / 9.33%	Monthly payment:	$794.88

Lender servicing fee:	1.00%	Effective Yield*:	7.99%
		Estimated return*:	6.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jun-1964	Debt/Income ratio:	Not calculated
Credit score:	840-859 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	16 / 16	Length of status:	3y 11m
Amount delinquent:	$280	Total credit lines:	34	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,051	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	24	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	dedication-course1	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Apr-1985	Debt/Income ratio:	2%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	18	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	4 / 5	Length of status:	0y 10m
Amount delinquent:	$16,791	Total credit lines:	27	Occupation:	Psychologist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$75	Stated income:	$100,000+
Delinquencies in last 7y:	29	Bankcard utilization:	12%
		Homeownership:	Yes
Screen name:	ideal-pound	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Take the risk, reap the rewards!
This loan will be used to help make a lump sum payment towards bringing my mortgage current.

I lost my job in 2007, now I have a new job where I make double what I did previously. I'm now a government subcontracted psychologist that travels around the country counseling military soldiers and their families, the contracts are plentiful as I'm currently booked up for the maximum amount of time (6 months). I've paid off 3 collection/debts, I'm about to pay off a 4th next month, and I'm in the process of repaying 2 others. The surplus in my budget is 2k - 5k depending on the month. With your help and my diligence I believe we as a team will be able to accomplish my financial goals. Thank you.

Monthly net income: $10,100.00
Monthly expenses: $5,200
Housing: $ 2, 900 (next 12 months then 1,206)
Car expenses: $0 (Paid in Full) (Vehicle worth 15,000)
Utilities: $ 600
Food, entertainment: $ 500
Credit cards and other loans: $ 1200(Debt repayments)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507969
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.40%	Borrower rate/APR:	11.40% / 13.52%	Monthly payment:	$82.32

Lender servicing fee:	1.00%	Effective Yield*:	10.37%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1997	Debt/Income ratio:	10%
Credit score:	760-779 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$77,757	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	five-star-benjamins0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Credit score:	640-659 (May-2011)	Inquiries last 6m:	5	Employment status:	Not employed
Now delinquent:	1	Current / open credit lines:	8 / 6	Length of status:	8y 3m
Amount delinquent:	$1,550	Total credit lines:	13	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,780
Delinquencies in last 7y:	8	Bankcard utilization:	27%
		Homeownership:	No
Screen name:	repayment-orchid4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1997	Debt/Income ratio:	50%
Credit score:	680-699 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	5y 1m
Amount delinquent:	$0	Total credit lines:	52	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,132	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	minichu	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
mychiua
I have been working for five years part time.When the economy had fallen, my employer advise he would not do any lay-offs however the part-time would not work more than 20 hours a week.I figured the only way I could move up in my career to obtain a degree.I had currently established my AA in Accounting. My next goal to attain BBMA, which will be done by June 2012. After this is achieved,this will help me further my career in my organization.I currently live with my husbands mom because she had retired early on disability.His brother has retired out of the Air Force and is now living with us.A a friend of mine who had spoke to me about prosper.This loan I am requesting would be to pay off the loan and credit card to show no balance on my credit report and hoping this would better our chances to being qualified for a home loan.Monthly income $1300 Housing: $400 including utilities Extra:$150 Credit cards and other loans $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	12 months

Lender yield:	25.69%	Borrower rate/APR:	26.69% / 35.84%	Monthly payment:	$719.00

Lender servicing fee:	1.00%	Effective Yield*:	24.52%
		Estimated return*:	9.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1998	Debt/Income ratio:	45%
Credit score:	780-799 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	13y 8m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,301	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	investment-acrobat	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory based on pre booked order
This loan will be used to fund production of our new apparel brand, to be used as a short bridge loan to pay for production inventory. T

We have prebook orders from very reputable retailers and e-tailers. Start up expenses are paid for. This loan is only to bridge the gap between factory terms, delivery to retailers, and their pay schedules (COD or net 30). I have over 15 years in the business with sales and marketing to these retailers, and have chosen only to work with those who have a strong credit history.
More brand info:
http://www.truckerdeluxe.com/blog/introducing-work#more-3282

We have 25 committed retailers to date for our first delivery, Holiday 2011.

Monthly net income: $5500
Monthly expenses: $450
Housing: $1200
Insurance: $400
Car expenses: $400
Utilities: $130
Phone, cable, internet: $60
Food, entertainment: $140
Clothing, household expenses: $
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$217.74

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1978	Debt/Income ratio:	39%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	6	Current / open credit lines:	5 / 6	Length of status:	3y 9m
Amount delinquent:	$1,014	Total credit lines:	21	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,806	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	32	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	open-market7	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
wedding
Purpose of loan: wedding
This loan will be used to... pay for a wedding

My financial situation:
I am a good candidate for this loan because... own my home, only thing holding me back is medical bills

Monthly net income: $ 2200
Monthly expenses: $
Housing: $0
Insurance: $186
Car expenses: $465
Utilities: $125
Phone, cable, internet: $180
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508053
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jun-1997	Debt/Income ratio:	15%
Credit score:	720-739 (May-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	2 / 2	Length of status:	11y 0m
Amount delinquent:	$9,602	Total credit lines:	8	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	orange-p2p-friendship	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...
To consolidate debts that have occurred over the past two months had two take out some payday loans that the interest is really starting to get high. Also had a to get my car fixed which depleted my bank account. I have a full time job where I have been employed for over 9 years and with one payment this would loan would really help me out.

My financial situation: Is good I would just like to have one payment to consolidate all my bills.

I am a good candidate for this loan because...
My monthly expenses are low. And will have no problem making the monthly payment.

Monthly net income: $1500
Monthly expenses: $750
Housing: $0
Insurance: $150
Car expenses: $225
Utilities: $80
Phone, cable, internet: $60
Food, entertainment: $150
Clothing, household expenses: $100
Credit cards and other loans: $0
Other expenses: $75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508059
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$244.92

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1995	Debt/Income ratio:	23%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 19	Length of status:	9y 2m
Amount delinquent:	$0	Total credit lines:	54	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$76,129	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	unafraid-leverage2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short Term Help to Payoff Debt
Purpose of loan: I am working hard towards paying down my debt. I need a very short term loan to payoff a current loan that will free up significant cash and put me in a situation where I can obtain a loan with very low interest to payoff high interest debt.

This loan will be used to free up available investment funds and pay off high interest debt. Great return for lenders as I guarantee to pay off in a very short time!!!!

My financial situation: Strong, stable income with full time employer. I also supplement my income with part-time teaching.

I am a good candidate for this loan because I have stable employment and have great payment history on all revolving and installment debt. I am working very diligently to pay down debt that was accumulated throughout my college years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$108.87

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1995	Debt/Income ratio:	14%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	29y 3m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,059	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	blue-radiant-fund	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Loan
Purpose of loan:
This loan will be used to...Make small repairs to house

My financial situation:
I am a good candidate for this loan because...I make my monthly payments on time.

Monthly net income: $1498
Monthly expenses: $
Housing: $0
Insurance: $220
Car expenses: $532
Utilities: $
Phone, cable, internet: $375
Food, entertainment: $400
Clothing, household expenses: $
Credit cards and other loans: $250
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508175
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-2000	Debt/Income ratio:	27%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	5	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,850	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Homeownership:	No
Screen name:	purposeful-dollar02	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marriage
Purpose of loan: Wanting to get married
This loan will be used to... Get married

My financial situation: Bank of America
I am a good candidate for this loan because... I pay all my bills and obligations not only on time but ahead of time. I got a 2010 BMW M3 that retails for $65,000 + tax and lic + gas guzzler fee of $1,300. I believe a small loan of this stature will be a no brainer.

Monthly net income: $2,600
Monthly expenses: $280
Housing: $ Paid for
Insurance: $ 535 per 6 months
Car expenses: $ Free, it's a BMW
Utilities: $ 150
Phone, cable, internet: $150
Food, entertainment: $500
Clothing, household expenses: $0
Credit cards and other loans: $100
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-2003	Debt/Income ratio:	3%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	1 / 1	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	7	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	fabulous-capital0	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate bills
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$298.79

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1995	Debt/Income ratio:	12%
Credit score:	700-719 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	8y 9m
Amount delinquent:	$0	Total credit lines:	59	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,043	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	19	Bankcard utilization:	32%
		Homeownership:	No
Screen name:	credit-birdie0	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan: Payback of 401K loan
This loan will be used to...payback my 401K loan. One year ago I took out a 3 year loan for $11,000 with an interest rate of 6.5%. I am missing out on my current return on investment (8.7%), plus the current interest rate I am paying, plus I lose the power of compund interest

My financial situation: Good
I am a good candidate for this loan because...I am married with children and we are a dual income household. All bills are shared with my wife. After all expenses (mortgage, utilities, credit cards, etc) we have a monthly net cash flow of $2100 for groceries, gas, and entertainment. This loan replaces an existing 401K loan. My montly bills will not increase with this loan.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-1995	Debt/Income ratio:	Not calculated
Credit score:	660-679 (May-2011)	Inquiries last 6m:	4	Employment status:	Other
Now delinquent:	5	Current / open credit lines:	8 / 7	Length of status:	2y 4m
Amount delinquent:	$2,846	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$788	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Bankcard utilization:	15%
		Homeownership:	Yes
Screen name:	principal-sphinx0	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Loan
Purpose of loan:
This loan will be used to...purchase a car needed for a courier job

My financial situation:
I am a good candidate for this loan because... i will pay back on time and in need of the money and the car asap for work.

Monthly net income: $2,600
Monthly expenses: $1,700
Housing: $300
Insurance: $100
Car expenses: $0
Utilities: $500
Phone, cable, internet: $200
Food, entertainment: $400
Clothing, household expenses: $200
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$261.24

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1993	Debt/Income ratio:	17%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	24y 9m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,660	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	fervent-felicity3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate my present credit card debt.

My financial situation:
I am a good candidate for this loan because...I have been at my present job for 26yrs. Have been in my home for almost 8 yrs. I am in the process of improving my credit scores. My future goals are to become debt free. My past bankruptcy was due to a hardship with my sister. I took care of her for 4 yrs until she passed 5 yrs ago. Since my discharged bankruptcy I have had no late payments to my creditors or my mortgage. Thank you for any help and consideration given on my behalf for this endeavor.

Monthly net income: $3965.0
Monthly expenses: $3259.0
Housing: $936.0
Insurance: $83.0 (Car Insurance)
Car expenses: $400.0
Utilities: $300.0
Phone, cable, internet: $320.0
Food, entertainment: $500.0
Clothing, household expenses: $100.0
Credit cards and other loans: $400.0
Other expenses: $220.0 (Yard upkeep)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.95%
Term:	60 months

Lender yield:	10.99%	Borrower rate/APR:	11.99% / 12.21%	Monthly payment:	$333.59

Lender servicing fee:	1.00%	Effective Yield*:	10.98%
		Estimated return*:	9.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-1996	Debt/Income ratio:	14%
Credit score:	800-819 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 13	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,144	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	5%
		Homeownership:	Yes
Screen name:	maker032	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosper
Purpose of loan:
This loan will be used to .... pay of debt and taxes

My financial situation:
I am a good candidate for this loan because...I have great credit and stable income .... the income listed of $72,000 is just the base I earn commission as well with a potential of over 150,000.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507868
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$238.23

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1972	Debt/Income ratio:	31%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	11y 11m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,597	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	generosity-statesperson	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,025.00	< 31 days late:	0 ( 0% )	700-719 (Sep-2009)
Principal balance:	$1,680.37	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
Debt consolidation
Purpose of loan:
This loan will be used to...Debt Consolidation

My financial situation:
I am a good candidate for this loan because...I have a full time job and I do freelancing during tax season

Monthly net income: $ 1900
Monthly expenses: $
Housing: $
Insurance: $ 80.00
Car expenses: $ paid off
Utilities: $
Phone, cable, internet: $ 100
Food, entertainment: $ 200
Clothing, household expenses: $
Credit cards and other loans: $ 500
Other expenses: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507886
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.00%
Term:	36 months

Lender yield:	6.99%	Borrower rate/APR:	7.99% / 8.33%	Monthly payment:	$783.29

Lender servicing fee:	1.00%	Effective Yield*:	6.99%
		Estimated return*:	5.99%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-1980	Debt/Income ratio:	3%
Credit score:	860-879 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	7y 9m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	SweetHomeChicago	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	860-879 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	800-819 (Aug-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
Expanding Business
Purpose of loan:
Hello again Propser Community. This is my 2nd loan applied for on Prosper. The first one, Loan #38846, was paid off in 18 months. This loan will be used to grow my company that makes home loans to people that are having trouble getting a mortgage. I pay existing investors 10% and Prosper offers a cheaper form of capital for me. The company name is The Westmoore Group (www.westmooregroup.com).

My financial situation:
I am a great candidate for this loan because I currently have significant savings that are more than enough to cover the principal amount of this loan. I have stable income from my business and I have always made my personal balance sheet a high priority in life. As such, my credit rating, DTI, and bank utilization reflect that of a top borrower. In addition, I have never had any delinquencies. My credit card balance is paid off every month and I would never do anything to tarnish my pristine credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507898
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$108.87

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (May-2011)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	12y 9m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,881	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	lulupalooza06	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
In need of a small loan ASAP.
Purpose of loan:
This loan will be used to...pay off credit cards that are taking a big chunk of income.

My financial situation:
I am a good candidate for this loan because...I have never made a late payment on any loan or credit card account in the past 6 years and I would like to keep it this way. With the economy being the way it is, I want to pay off the small credit accounts and have just one monthly bill if possible.

Monthly net income: $3800.00
Monthly expenses: $
Housing: $ 660.00
Insurance: $ 48.00
Car expenses: $
Utilities: $ 350
Phone, cable, internet: $ 90.00
Food, entertainment: $ 200.00
Clothing, household expenses: $
Credit cards and other loans: $ 450.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$122.46

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1996	Debt/Income ratio:	55%
Credit score:	720-739 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 16	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	56	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$69,263	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	flexible-benefit8	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan is for debt consoldation
Purpose of loan:
This loan will be used to...remoddebt consolidation

My financial situation:
I am a good candidate for this loan because...I always repay loans on time, and have a growing income year over year. My wife and both work with a total gross annual income of over $150,000

Monthly net income: $8684
Total Monthly expenses: $6160
Housing: $1700
Car + Home Insurance: $300
Car expenses: $900
Utilities: $250
Phone, cable, internet: $210
Food, entertainment: $1000
Clothing, household expenses: $100
Credit cards and other loans: $1400
Childrens expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507958
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Dec-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (May-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	8y 1m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,840	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	nkycomputers	Borrower's state:	Kentucky	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Calculated Risk
Purpose of loan:
This loan will be used to pay expenses while I wait on a project that starts in 2 months.

My financial situation:
I am a good candidate for this loan because I always pay my debts and will not have any problem paying on time.

Monthly net income: $5000
Monthly expenses: $100
Housing: $350
Insurance: $45
Car expenses: $282
Utilities: $200
Phone, cable, internet: $105
Food, entertainment: $450
Clothing, household expenses: $150
Credit cards and other loans: $141
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507972
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (May-2011)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$77	Stated income:	$1-$24,999
Delinquencies in last 7y:	34	Bankcard utilization:	15%
		Homeownership:	Yes
Screen name:	ESTrader	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion Loan
Purpose of loan: Expand my trading business in order to increase my total income.
This loan will be used to...Increase the size of my trading account to permit me to trade a larger market position.

My financial situation: I have very little debt. My total credit card limit is $500 split between 2 cards.I have a secured loan for $1500.
I am a good candidate for this loan because...After declaring bankruptcy in 2009 (2007 job loss) I was forced to start over. I have difficulty moving around (arthritis) so it is better for me to work at home. I learned to trade and now I can consistently make money. Please contact me if you have any questions.

Monthly net income: $1000
Monthly expenses: $150
Housing: $0
Insurance: $0
Car expenses: $0
Utilities: $0
Phone, cable, internet: $65
Food, entertainment: $0
Clothing, household expenses: $0
Credit cards and other loans: $150
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$81.64

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1978	Debt/Income ratio:	Not calculated
Credit score:	660-679 (May-2011)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	9	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,963
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	resplendent-commerce1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my investment!
This loan will be used to purchase stock in Meruelo Maddux Properties Inc. (OTCBB:MMPIQ) which is trading at 25% of NAV of its LA real estate and exiting bankruptcy soon.

I am a good candidate for this loan because I have unemployment yearly income of $19440 and have a signed a job to start working at Metlife as a Financial Advisor in Aug 2011 with a starting salary of $38,000/yr. I have free cash flow of $1035/mo, more than enough to cover the $82 mo. payment.

Monthly net income: $1620
Monthly expenses: $585
Housing: $0 (I live with parents rent-free)
Insurance: $0 (dont have any)
Car expenses: $0 (parents pay)
Utilities: $0 (parents pay)
Phone, cable, internet: $65
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $120
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$102.05

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-2000	Debt/Income ratio:	20%
Credit score:	700-719 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,379	Stated income:	$1-$24,999
Delinquencies in last 7y:	9	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	bonus-mogul7	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to send me to school to further my education.

My financial situation:
I am a good candidate for this loan because I always make my payments on time.

Monthly net income: $1600
Monthly expenses: $805
Housing: $My wife pays it
Insurance: $95
Car expenses: $80 gas
Utilities: $My wife pays them
Phone, cable, internet: $130
Food, entertainment: $50
Clothing, household expenses: $200
Credit cards and other loans: $250
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1990	Debt/Income ratio:	18%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,808	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	RM1_CT	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
$1,500 Loan for Home Improvement
The loan will be used to purchase furniture for apartment.
I have a very secure managerial job at a reputable retailer (Brooks Brothers) with regular weekly net income of ~$800.

Monthly net income: $3,200
Monthly expenses: $2,200
Housing: $1,100
Insurance: $90
Car expenses: $200
Utilities: $25
Phone, cable, internet: $130
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $350
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507998
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Sep-1995	Debt/Income ratio:	22%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,628	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	orv31	Borrower's state:	Colorado	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:Consolidate my bills into one payment to be able to start saving money.
My financial situation:
I am a good candidate for this loan because...I pay all of my bills every month and I am working very hard to build good credit.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$24,500.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.60%
Term:	60 months

Lender yield:	12.29%	Borrower rate/APR:	13.29% / 14.66%	Monthly payment:	$561.09

Lender servicing fee:	1.00%	Effective Yield*:	12.25%
		Estimated return*:	9.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1995	Debt/Income ratio:	32%
Credit score:	800-819 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,428	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	bison38	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	800-819 (Latest)
Principal borrowed:	$17,500.00	< 31 days late:	0 ( 0% )	800-819 (Jan-2010)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate two existing loans. The payments that I have on the other two loans will cover the payments for this loan, if it is funded.

My financial situation:
I am a good candidate for this loan because I have a solid work history and a excellent credit score. My credit report shows that I am not late in paying my bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 20.44%	Monthly payment:	$389.03

Lender servicing fee:	1.00%	Effective Yield*:	17.68%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1996	Debt/Income ratio:	12%
Credit score:	700-719 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,374	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	green-ore-shakespeare	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to save to buy a home
Purpose of loan:
This loan will be used to consolidate debts

My financial situation:
I am a good candidate for this loan because I am a very responsible person who always pays her bills. I had a 750 credit score until an unforseen error that cost me everything. I plan to get back up there and maybe even beyond that.

Monthly net income: $5000
Monthly expenses: $200
Housing: $2400
Insurance: $150
Car expenses: $0
Utilities: $0
Phone, cable, internet: $150
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $400
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.95%
Term:	36 months

Lender yield:	7.99%	Borrower rate/APR:	8.99% / 9.33%	Monthly payment:	$476.93

Lender servicing fee:	1.00%	Effective Yield*:	7.99%
		Estimated return*:	6.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Nov-1991	Debt/Income ratio:	14%
Credit score:	760-779 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,457	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	mnstark14	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation Loan
Purpose of loan:
This loan will be used to...Consolidate Existing Debt to lower my interest rate and minimum monthly payment. My current minimum monthly payment which I pay on time each month is $760.14 which is almost $300 more per month that this loan would be.

My financial situation:
I am a good candidate for this loan because...I have good credit (700+), pay all of my bills ahead of time and I already pay on this debt every month on time and at about $300 more per month. This new loan would help me pay off the loan much faster even if I am putting toward just the minimum payment which I plan to contribute more.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508112
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$326.55

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1998	Debt/Income ratio:	16%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	6 / 5	Length of status:	4y 1m
Amount delinquent:	$37,753	Total credit lines:	42	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,995	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	12	Bankcard utilization:	69%
		Homeownership:	Yes
Screen name:	catapult759	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Path to be Debt Free
Purpose of loan:
This loan will be used to pay off a high-interest credit card and leverage this opportunity to get of debt.

The Default amount of 30k is inaccurate. I am in discussions with the purchaser of this debt as this was as part of the short-sale of my home in 2005.

I have held steady employment for the past 11 years as an IT Engineer. First 6 years were government contracting for General Dynamics and the past 4 years at current job.

Unfortunetly I had to foreclose on one home and short-sale another due to family obligations. I have been renting for the past 4 years with no issues.

Monthly net income: $5600
Monthly expenses: $400
Housing: $1600
Insurance: $ 300
Car expenses: $ 335 (I will pay off my 2nd car in July 2011 of this year)
Utilities: $ 200
Phone, cable, internet: $ 150 ($50; Internet paid by employer)
Food, entertainment: $200
Clothing, household expenses: $ 100
Credit cards and other loans: $ 800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508124
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.00%
Term:	12 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 31.04%	Monthly payment:	$233.97

Lender servicing fee:	1.00%	Effective Yield*:	20.48%
		Estimated return*:	10.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-1993	Debt/Income ratio:	57%
Credit score:	740-759 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	21y 9m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	benefit-hornet	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	740-759 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	700-719 (Feb-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	4
Description
Personal Loan
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508190
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (May-2011)	Inquiries last 6m:	5	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	10 / 9	Length of status:	4y 5m
Amount delinquent:	$10	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,831	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	benefit-path	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off high interest rate
Purpose of loan:
This loan will be used to...pay off high interest credit card and make 1 easy payment

My financial situation:
I am a good candidate for this loan because...i pay my minimum payments i just cant seem to lower the balance

Monthly net income: $3200
Monthly expenses: $1500
Housing: $0
Insurance: $85
Car expenses: $330
Utilities: $250
Phone, cable, internet: $0
Food, entertainment: $100
Clothing, household expenses: $400
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.80%
Term:	36 months

Lender yield:	10.40%	Borrower rate/APR:	11.40% / 13.52%	Monthly payment:	$823.21

Lender servicing fee:	1.00%	Effective Yield*:	10.37%
		Estimated return*:	6.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1988	Debt/Income ratio:	23%
Credit score:	820-839 (May-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	6y 3m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,559	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	20%
		Homeownership:	Yes
Screen name:	mystical-p2p0	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Remodel
Purpose of loan:
This loan will be used to Remodel my home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 508208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,100.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	14.99%	Borrower rate/APR:	15.99% / 18.17%	Monthly payment:	$108.97

Lender servicing fee:	1.00%	Effective Yield*:	14.73%
		Estimated return*:	8.78%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Sep-1990	Debt/Income ratio:	14%
Credit score:	700-719 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 2	Length of status:	19y 11m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$41,854	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	community-gondola	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate payments
No description was provided by the borrower.
Information in the Description is not verified.